Income Taxes - Roll Forward of Total Gross Unrecognized Tax Benefits (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Reconciliation of Unrecognized Tax Benefits, Excluding Amounts Pertaining to Examined Tax Returns [Roll Forward]
Total Gross unrecognized tax benefits, Beginning balance	$ 278	$ 188	$ 153
Increase related to positions taken	104	90	35
Total gross unrecognized tax benefits, Ending balance	$ 382	$ 278	$ 188